Supplement Dated April 26, 2021
To The Prospectuses Dated April 29, 2013

PERSPECTIVE INVESTOR® VUL
INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account IV

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

CHANGES TO THE INVESTMENT DIVISIONS.

➢     Fund Name Changes. Effective April 26, 2021, the following Fund names changed.

Prior Fund Name	Current Fund Name
JNL/Invesco Global Real Estate Fund	JNL/WMC Global Real Estate Fund
JNL/JPMorgan Growth & Income Fund	JNL/JPMorgan U.S. Value Fund

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(To be used with NV5825GW 04/13)

NFL100175 04/21